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                       SECURITIES AND EXCHANGE COMMISSION
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                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 15, 2004



                            VIDEO DISPLAY CORPORATION
             (Exact name of registrant as specified in its charter)


           Georgia                    0-13394                58-1217564
 (State or other jurisdiction       (Commission            (IRS Employer
       Of incorporation            File Number )          Identification)

                 1868 Tucker Industrial Drive., Tucker, GA 30084
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (770) 938-2080




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ITEM 2.02  RESULTS OF OPERATIONS
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The following exhibit is furnished regarding the Earnings Release of Video
Display Corporation dated October 15, 2004:

Exhibit 99: Earnings Release of Video Display Corporation dated October 15,
2004

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       VIDEO DISPLAY CORPORATION
                                                 (Registrant)



Date:  October 15, 2004                By: /s/ Ronald D. Ordway
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                                           Ronald D. Ordway
                                           Chief Executive Officer


                                  EXHIBIT INDEX
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Exhibit 99  Earnings Release of Video Display Corporation dated October 15, 2004